Exhibit 99.1

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE
In re Bind Therapeutics, Inc.
Case No 16-11084 (BLS)
Reporting Period: July 1 - 31, 2016
MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month
Submit copy of report to any official committee appointed in the case
REQUIRED DOCUMENTS Form No. Document Attached Explanation Attached Affidavit/ Supplement Attached
Schedule of Cash Receipts and Disbursements MOR-1 Yes
Bank Reconciliation (or copies of debtor’s bank reconciliations) MOR-1a Yes
Schedule of Professional Fees Paid MOR-1b Yes
Copies of bank statements
Cash disbursements journals
Statement of Operations MOR-2 Yes
Balance Sheet MOR-3 Yes
Status of Post-petition Taxes MOR-4 Yes
Copies of IRS Form 6123 or payment receipt
Copies of tax returns filed during reporting period
Summary of Unpaid Post-petition Debts MOR-4
Listing of aged accounts payable MOR-4 Yes
Accounts Receivable Reconciliation and Aging MOR-5 Yes
Debtor Questionnaire MOR-5 Yes
1 declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.
Signature of Debtor Date 9/1/16
Signature of Joint Debtor Date 9/1/16
Signature of Authorized Individual* Date 9/1/16
Printed Name of Authorized Individual Title of Authorized Individual
* Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re Bind Therapeutics, Inc.	Case No. 16-11084 (BLS)
Debtor	Reporting Period: July 31, 2016

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filled. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CONT)]

	BANK ACCOUNTS				CURRENT MONTH		CUMULATIVE FILING TO DATE
	OPER.	PAYROLL	TAX	OTHER	ACTUAL	PROJECTED	ACTUAL	PROJECTED
CASH BEGINNING OF MONTH	6,514,214.49	—	—	—	6,514,214.49

RECEIPTS
CASH SALES
ACCOUNTS RECEIVABLE
LOANS AND ADVANCES
SALE OF ASSETS
OTHER (INVESTMENT INCOME)	0.31				0.31
TRANSFERS (FROM DIP ACCTS)

TOTAL RECEIPTS

DISBURSEMENTS
NET PAYROLL	349,497.28				349,497.28
PAYROLL TAXES	232,063.68				232,063.68
SALES, USE & OTHER TAXES
INVENTORY PURCHASES
SECURED RENTAL/LEASES	218.94				218.94
INSURANCE	61,961.34				61,961.34
ADMINISTRATIVE	131,515.10				131,515.10
SELLING
OTHER (RESEARCH AND DEV.)	409,571.39				409,571.39
OTHER (REPAY HERCULES DEBT)	541,334.30				541,334.30
OWNER DRAW*
TRANSFERS (TO DIP ACCTS)

PROFESSIONAL FEES	446,108.25				446,108.25
U.S. TRUSTEE QUARTERLY FEES
COURT COSTS

TOTAL DISBURSEMENTS	2,172,269.97				2,172,269.97

NET CASH FLOW	2,172,269.66				2,172,269.66
(RECEIPTS LESS DISBURSEMENTS)

CASH - END OF MONTH	4,341,944.52				4,341,944.52

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS		$2,172,269.97
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	$
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$

TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES		$2,172,269.97

BIND Therapeutics et al.

MOR 1a - Schedule of Disbursements By Legal Entity

Reporting Period: July 1, 2016 - July 31, 2016

Case No.	Entity	July 1-31, 2016
16-11084	BIND Therapeutics, Inc.	(2,172,269.97)
16-11085	BIND Biosciences Security Corp.	—

Total		(2,172,269.97)

BIND Therapeutics et al.

MOR 1a - Bank Reconciliation

Reporting Period: July 1-31, 2016

Case No.	Entity	Bank Acct # (last 4 digits)	7/31/16 Book Balance	(+/-) Outstanding Checks	(+/-) Outstanding ACH	(+/-) Outstanding Other	7/31/16 Bank Balance	Bank	Description
16-11084	BIND Therapeutics, Inc.	4235	4,340,214.68	148,266.86	—	—	4,488,481.54	Comerica	Operating Account
16-11084	BIND Therapeutics, Inc.	4896	559,665.16	—	—	—	559,665.16	Comerica	Restricted Cash
16-11084	BIND Therapeutics, Inc.	6013	477.69	—	—	—	477.69	Comerica	Money Market
16-11084	BIND Therapeutics, Inc.	4120	1,182.07	—	—	—	1,182.07	Capital Advisors Group	Investment Account

16-11085	BIND Biosciences Security Corp.	4121	70.08	—	—	—	70.08	Capital Advisors Group	Investment Account

TOTAL			4,901,609.68	148,266.86	—	—	5,049,876.54

In re Bind Therapeutics, Inc.	Case No. 16-11084 (BLS)
Debtor	Reporting Period: July 1-31, 2016

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID

This schedule is to include all retained professional payments from case inception to current month.

				Check		Amount Paid		Year-To-Date
Payee	Period Covered	Amount Covered	Payor	Number	Date	Fees	Expenses	Fees	Expenses

*The following payments were made via escrow / retainer account as noted at the bottom:
Richards, Layton, Finger	May 1-31, 2016		Bind Therapeutics, Inc. (via escrow)	Wire	7/18/16	$88,911.60	$7,259.75	$124,509.60	$11,791.81
Prime Clerk	May 1 – June 30, 2016		Bind Therapeutics, Inc. (via escrow)	wire	7/19/16	$48,689.50	$44,499.70	$54,761.50	$44,545.92
Latham & Watkins	May 1 – May 31, 2016		Bind Therapeutics, Inc. (via escrow)	wire	7/19/16	$757,066.80	$37,875.37	$1,782,443.3	$40,266.53

*Note: Richards, Layton, Finger manages the escrow account for Bankruptcy professionals, including RLF, Latham & Watkins and Prime Clerk.

In re Bind Therapeutics, Inc.	Case No. 16-11084 (BLS)
Reporting Period: July 1-31, 2016

Income Statement

	YTD May	YTD June	YTD July

Partnership Revenue	$1,872,593.21	$6,355,862.42	$11,580,738.39

Total Revenue

R&D

Salary & Benefits	$0.00	$0.00	$0.00
Base Salaries	$3,749,448.44	$4,286,235.76	$4,564,607.58
Contracted Labor	$212,714.93	$224,112.68	$239,732.18
Payroll Taxes	$342,632.11	$370,042.28	$382,450.94
Group Health	$291,502.04	$358,550.02	$386,095.92
Vacation Expense (accrual adj)	$31,150.00	$19,150.00	$19,150.00
Bonus Expense	($449,408.00)	($449,408.00)	($449,408.00)

Total Salary & Benefits	$4,178,039.52	$4,808,682.74	$5,142,628.62

R&D Consulting	$78,822.31	$83,710.63	$118,014.44
Depreciation Expense R&D	$1,086,326.15	$1,295,135.34	$1,458,766.36
Dues, Subscriptions, & Journals R&D	$177,972.18	$210,031.39	$298,573.47
Conferences	$20,022.00	$20,022.00	$20,022.00
Travel	$237,285.24	$272,782.20	$239,325.75
Meals & Entertainment	$20,203.57	$25,631.96	$25,836.36
External R&D
External R&D	$447,156.57	$431,171.37	$479,149.18
Pharmacology	$0.00	$0.00	$0.00
Raw Materials	$646,271.95	$647,001.95	$647,211.95
GLP Tox Study	$5,198.49	$5,198.49	$5,198.49
GMP Manufacture	$2,535,783.30	$2,750,164.16	$2,410,598.54
Analytical Activity	$212,863.78	$210,918.60	$194,839.60
Clinical Trial	$5,049,986.31	$5,177,551.62	$5,302,954.84

Total External R&D	$8,897,260.40	$9,222,006.19	$9,039,952.60

Lab Expense	$140,725.10	$151,808.81	$151,808.81
Lab Supplies	$980,813.08	$1,129,264.96	$1,154,742.66
Lab Equipment Lease Expense	$13,629.95	$13,629.95	$21,965.58
Licenses, Permits, Safety	$50.00	$4,050.00	$4,050.00
MIT Fees	$99,193.53	$124,204.61	$144,443.28
Other In License Fees	$0.00	$0.00	$0.00

Facility Allocation In from G&A	$1,210,729.34	$1,454,036.32	$1,306,078.45
R&D Stock Compensation-EE	$208,917.00	$396,242.00	$396,242.00
R&D Stock Compensation-Consulta	$18,337.00	$30,654.00	$30,654.00

Total Other R&D	$2,672,395.00	$3,303,890.65	$3,209,984.78

Total R&D	$17,368,326.37	$19,241,893.10	$19,553,104.38

Charges to NIST / RUSSIA Ops	$0.00	$0.00	$0.00
NIST Salaries & Benefits	$0.00	$0.00	$0.00

Other Russian Expenses	$720.72	$720.72	$720.72

Total NIST GRANT / Russia Charges	$720.72	$720.72	$720.72

Total R&D	$17,369,047.09	$19,242,613.82	$19,553,825.10

G&A
Salaries & Benefits
Salary & Benefits	$10,626.00	$12,296.00	$13,000.01
Base Salaries	$1,276,755.79	$1,531,591.19	$1,809,963.02
Contracted Labor	$120,998.45	$183,459.20	$218,981.70
Payroll Taxes	$121,903.10	$131,573.74	$143,982.39
Group Health	$71,875.51	$89,637.50	$117,183.40
Vacation Expense (accrual adj)	$35,000.00	$29,000.00	$29,000.00
Bonus Expense	($416,911.00)	($416,911.00)	($416,911.00)

Total G&A Salaries & Benefits	$1,220,247.85	$1,560,646.63	$1,915,199.52

G&A Consulting	$677,964.59	$859,840.74	$829,857.66
Depreciation Expense G&A	$229,446.67	$275,184.90	$362,404.02
Dues, Subscriptions, & Journals R&D	$157,033.43	$173,391.23	$238,639.76
Conferences	$7,717.33	$7,717.33	$7,717.33
BOD Fees	$166,161.29	$198,786.29	$198,786.29
Facility Expense
Rent	$1,041,396.11	$1,254,061.39	$397,524.01
Operating Expense	$595,160.94	$713,479.63	$673,479.63
Free Rent Adjustment (GAAP)	($72,577.75)	($89,127.18)	$58,451.45
Tenant Improvement - AMORT’N	($204,899.95)	($245,879.94)	$196,855.94
Rent Parking and Transportation	$44,080.00	$51,890.00	$59,700.00
RENT - 114 Commonwealth Ave	$0.00	$0.00	$0.00
Repairs & Maintenance	$84,493.33	$96,494.50	$98,991.63
Moving Expense	$25,759.00	$36,627.00	$36,627.00
Facility Alloction Out to R&D	($1,210,729.34)	($1,454,036.32)	($1,306,078.45)

Total Facility Expense	$302,682.34	$363,509.08	$215,551.21

Legal	$2,903,791.91	$3,403,427.51	$3,853,709.51
Legal Patent	$538,893.69	$539,145.50	$589,188.92
Insurance	$75,087.20	$80,654.48	$156,735.47
Insurance - D&O	$298,283.35	$357,940.02	$656,223.33
Bank Service Charge	$9,348.12	$9,741.90	$9,741.97
Audit and Valuation Fees	$259,617.00	$295,450.00	$200,450.00
Office Expense & Supplies
Office Expense & Supplies	$46,409.91	$51,699.98	$57,018.86
Kitchen Supplies	$0.00	$0.00	$0.00
Computer Supplies	$19,035.27	$18,174.70	$18,174.70
Office Equipment Lease	$5,724.45	$6,649.20	$8,011.83

Total Office Expense & Supplies	$71,169.63	$76,523.88	$83,205.39
P/R, Marketing & Website	$0.00	$0.00	$0.00
Recruiting
Recruiting	$1,207.00	$1,207.00	$1,207.00

Total Recruiting	$1,207.00	$1,207.00	$1,207.00
Postage	$32,449.80	$36,005.35	$37,657.55
Printing & Stationery	$41,819.26	$66,819.93	$73,252.90
State & Local Tax	$114,514.49	$137,414.49	$138,617.95
Telephone & Internet	$26,601.14	$30,739.01	$32,636.47
Travel
Travel	$57,121.90	$66,348.85	$57,339.12
Meals & Entertainment	$32,290.65	$40,071.58	$57,750.46

Total Travel	$89,412.55	$106,420.43	$115,089.58
Training	$6,494.82	$6,494.82	$6,494.82
Unallowed Expenses	$0.00	$0.00	$0.00

G&A Stock Compensation-EE	$185,558.00	$332,580.00	$332,580.00
G&A Stock Compensation-Consulta	$155,353.00	$241,521.00	$241,521.00

Total G&A	$7,570,854.46	$9,161,161.52	$10,296,467.65

Total Expenses	$24,939,901.55	$28,403,775.34	$29,850,292.75

Net Ordinary Income	($23,067,308.34)	($22,047,912.92)	($18,269,554.36)

Other Income
Interest Income	$28,445.98	$28,514.98	$28,586.39
Other Income	($205,364.65)	($205,364.65)	($205,364.65)

Total Other Income	($176,918.67)	($176,849.67)	($176,778.26)

Other Expense
Interest Expenses	$1,144,320.00	$1,168,494.74	$1,229,951.52
Interest Expense - Warrants	($1,099,000.00)	($2,612,224.25)	($2,612,224.25)

Total Other Expense	$45,320.00	($1,443,729.51)	($1,382,272.73)

Net Other Income (Expense)	($222,238.67)	$1,266,879.84	$1,205,494.47

NET INCOME (LOSS)	($23,289,547.01)	($20,781,033.08)	($17,064,059.89)

In re Bind Therapeutics, Inc.	Case No. 16-11084 (BLS)
Reporting Period: July 31, 2016

Balance Sheet

		May	June	July
ASSETS
Current Assets
Checking/Savings
Cash	1000	70.08	1,251.93	1,252.15
Cash-Operating	1002	8,583,197.23	6,512,484.89	4,340,214.68
Cash-MM	1003	477.65	477.67	477.69

Total Cash and cash equivalents		8,583,744.96	6,514,214.49	4,341,944.52

Accounts Receivable
Accounts Receivables	1100	831,757.28	4,095,902.99	4,612,438.36

Total Account Receivable		831,757.28	4,095,902.99	4,612,438.36

Other Current Assets
Prepaid Expense	1200	1,933,509.78	1,942,597.64	1,091,874.63
Prepaid Clinical	1202	620,610.68	718,910.71	1,500,000.00
Other Receivables	1205	1,181.94	0.21	0.21
Other Current Assets	1210	95,496.68	—	—

Total Other Current Assets		2,650,799.08	2,661,508.56	2,591,874.84

Short-term Investments	1220	—	—	—

Total Current Assets		12,066,301.32	13,271,626.04	11,546,257.72

Fixed Assets
Lab Equipment -Capital Lease	1325	74,553.96	74,553.96	74,553.96
Tenant LeaseHold Improvements	(1360 TO 1361)	2,383,033.30	2,383,033.30	2,383,033.30
Computer Equipment	1300	172,636.59	172,636.59	172,636.59
Furniture & Fixtures	1310	92,107.97	92,107.97	92,107.97
Lab Equipment	1320	11,625,033.30	11,625,033.30	11,625,033.30
Leasehold Improvements	1350	2,319,570.32	2,319,570.32	2,319,570.32
Assets Not Yet in Service	1385	0.40	0.40	0.40
Accumulated Depreciation	1390	(8,042,159.53)	(8,296,706.95)	(8,547,557.09)

Total Fixed Assets		8,624,776.31	8,370,228.89	8,119,378.75

Other Assets
Investments-Securities Corp.	1600	(46,060.51)	(46,060.51)	(46,060.51)
Investment in Sub - BIND (RUS)	1610	11,069,998.00	11,069,998.00	11,069,998.00
Restricted Cash	1700	559,525.27	559,594.06	559,665.16

Total Other Assets		11,583,462.76	11,583,531.55	11,583,602.65

TOTAL ASSETS		32,274,540.39	33,225,386.48	31,249,239.12

LIABILITIES & EQUITY
Current Liabilities
Accounts Payable
Accounts Payable	2000	6,116,563.28	6,518,247.15	7,443,755.65
BIND Credit Cards	2010	16,408.37	16,408.37	16,408.37
Accrued Purchases	2005	260,660.72	299,519.45	302,314.89

Total Accounts Payable		6,393,632.37	6,834,174.97	7,762,478.91

Other Current Liabilities
Deferred Revenue	2150	2,854,982.79	3,166,921.28	—
Deferred Rent-ST	2220	647,843.92	590,314.50	—
VC Loan - St	2260	8,151,323.54	8,339,466.91	7,859,589.39
FSA Withholding	2015	14,876.76	12,919.81	5,027.94
Accrued Expense	2100	1,565,750.01	1,201,750.01	915,750.01
Accrued Clinical	2105	958,999.65	1,360,299.68	1,360,299.68
Accrued Manufacturing	2107	1,643,000.00	1,059,000.00	600,000.00
Accrued Bonus	2109	—	—	—
Accrued Vacation	2111	311,000.00	293,000.00	293,000.00
Accrued G&A Consulting	2113	37,666.00	15,000.00	20,000.00
Accrued Taxes	2117	397,300.00	420,200.00	420,200.00
401K Withheld	2110	—	—	—
Accrued Legal	2119	1,577,000.00	1,599,500.00	1,599,500.00
Accrued Audit	2121	134,167.00	170,000.00	75,000.00
Payroll Liabilities	2200	0.02	—	—

Total Other Current Liabilities		18,293,909.69	18,228,372.19	13,148,367.02

Total Current Liabilities		24,687,542.06	25,062,547.16	20,910,845.93

Long Term Liabilities
Warrant Liability	2245	1,795,000.00	140,000.00	140,000.00
Deferred Rent-LT	2500	—	—	—
Deferred Revenue-LT	2530	2,251,924.26	1,541,419.32	—
VC Loan	2600	—	—	—
VC Loan back end fee amort	2610	—	—	—

Total Long Term Liabilities		4,046,924.26	1,681,419.32	140,000.00

Total Liabilities		28,734,466.32	26,743,966.48	21,050,845.93
Equity
Opening Balance Equity	3000	(54,910.87)	(54,910.87)	(54,910.87)

Common Stock	3100	2,081.47	2,081.47	2,081.47
Paid in Capital	3200	194,898,702.05	195,331,534.05	195,331,534.05
Unrealized Gains/Loss on Investments	3210	—	—	—
Retained Earnings	(3900 TO 3901)	(168,016,251.57)	(168,016,251.57)	(168,016,251.57)
Net Income	(4000 TO 9900)	(23,289,547.01)	(20,781,033.08)	(17,064,059.89)

Total Equity		3,540,074.07	6,481,420.00	10,198,393.19

TOTAL LIABILITIES & EQUITY		32,274,540.39	33,225,386.48	31,249,239.12

In re BIND Therapeutics, Inc.	Case No. 16-11084 (BLS)
Debtor	Reporting Period: July 31, 2016

STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.

Attach photocopies of any tax returns filed during the reporting period.

Federal	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. or EFT	Ending Tax Liability
Withholding	—	101,611.42	101,611.42	7/15 & 7/31	Wire	—
FICA-Employee	—	24,817.27	24,817.27	7/15 & 7/31	Wire	—
FICA-Employer	—	24,817.31	24,817.31	7/15 & 7/31	Wire	—
Unemployment	—		—			—
Income	—		—			—
Other: Medicare surtax	—	743.60	743.60	7/15 & 7/31	Wire	—

Total Federal Taxes	—	151,989.60	151,989.60			—

State and Local
Withholding	—	25,561.21	25,561.21	7/15 & 7/31	Wire	—
Sales	—		—			—
Excise						—
Unemployment	—		—			—
Real Property						—
Personal Property	142,200.00	—	—			142,200.00
Other: DE Franchise Tax	90,000.00	—	—			90,000.00
Other: BIND-RUS	250,000.00		—			250,000.00
Other: E&Y	10,000.00		—			10,000.00

Total State and Local	492,200.00	25,561.21	25,561.21			492,200.00

Total Taxes	492,200.00	177,550.81	177,550.81			492,200.00

SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.

Number of Days Past Due
	Current	0-30	31-60	61-90	>90	Total
Accounts Payable	28,647	—				28,647
Wages Payable						—
Taxes Payable						—
Rent/Leases-Building						—
Rent/Leases-Equipment						—
Secured debt						—
Professional fees	45,643	58,731				104,375
Amounts due to insiders						—
Other: Biology/Chemistry						—
Other: Mfg						—

Total Postpetition debts:	74,291	58,731	—	—	—	133,022

Explain how and when the Debtor intends to pay any past-due postpetition debts.

Payments for post-petition debts will be paid in the normal course of business per the budget submitted to the Court; Professional fees will follow the process for Ordinary Course Professionals. * “Insider” is defined in 11 U.S.C. Section 101(31).

In re BIND THERAPEUTICS, INC.	Case No. 16-11084 (BLS)
Debtor	Reporting Period: July 31, 2016

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	$4,095,902.99
+ Amounts billed during the period	$516,535.37
- Amounts collected during the period

Total Accounts Receivable at the end of the reporting period	$4,612,438.36

Accounts Receivable Aging	Amount
0 - 30 days old	$516,535.37
31 - 60 days old	$4,073,607.03
61 - 90 days old	$22,295.96
91+ days old

Total Accounts Receivable

Amount considered uncollectible (Bad Debt)

Accounts Receivable (Net)	$4,612,438.36

DEBTOR QUESTIONNAIRE

Must be completed each month		Yes	No
1.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3.	Have all postpetition tax returns been timely filed? If no, provide an explanation below.		X
4.	Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
5.	Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.		X

NOTE: CALENDAR YE 2015 INCOME TAX RETURNS ARE ON EXTENSION.